UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
December 22, 2004

(Date of Earliest Event Reported: December 22, 2004)

EL PASO CGP COMPANY

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-7176 (Commission File Number)	74-1734212 (I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

#0 SIGNATURES

Item 8.01. Other Events.

On December 21, 2004, we filed our quarterly report on Form 10-Q for the quarter ended September 30, 2004. After filing the report, we identified a transposition error in the production levels referenced on page 29 in the section entitled “Item 2 — Management’s Discussion and Analysis of Financial Condition and Results of Operations — Segment Results — Unregulated Businesses — Production Segment — Production and Capital Expenditures.” In the second sentence of the first paragraph of that subsection, we stated that “We expect our fourth quarter of 2004 production to average 330 MMcfe/d and our annual production to average 295 MMcfe/d.” Those numbers were inadvertently reversed.

The second sentence in the first paragraph under the subsection “Production and Capital Expenditures” on page 29 should read, “We expect our fourth quarter of 2004 production to average 295 MMcfe/d and our annual production to average 330 MMcfe/d.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CGP COMPANY
By:	/s/ Jeffrey I. Beason
Jeffrey I. Beason
Senior Vice President and Controller (Principal Accounting Officer)

Dated: December 22, 2004